Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made effective as of November 6, 2012, by and among Mad Catz, Inc., a Delaware corporation (“Mad Catz”), Mad Catz Interactive, Inc., a corporation organized under the laws of Canada (“Parent”), and Darren Richardson (“Executive”). Mad Catz and Parent are referred to herein collectively as the “Company.”

WHEREAS, Mad Catz and Executive are parties to that certain Employment Agreement dated as of May 18, 2000, as amended by that certain Amendment to Employment Agreement dated as of April 1, 2004 between Parent and Executive and as further amended by that certain Amendment to Employment Agreement dated as of December 31, 2008 between the Company and Executive (collectively, the “Agreement”).

WHEREAS, the Company and Executive desire to amend the Agreement to ensure that the benefits to be provided by the Agreement comply with, or are exempt from, the provisions of Section 409A (“Section 409A”) of the United States Internal Revenue Code, as amended (together with the Department of Treasury regulations and other guidance promulgated thereunder, the “Code”).

The parties further agree as follows:

1. Amendment to Section 1.4 of the Agreement. The period at the end of Section 1.4 of the Agreement is hereby replaced with a semicolon and the following language is hereby added to the end of Section 1.4 of the Agreement following such semicolon:

“provided, however, that if the sixty (60)-day period begins in one taxable year and ends in a second taxable year, such amounts shall be paid in the second taxable year.”

2. Miscellaneous. The Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with the terms and conditions thereof. The formation, construction, and performance of this Amendment shall be construed in accordance with the laws of California, without regard to conflict of laws principles. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event of any conflict between the original terms of the Agreement and this Amendment, the terms of this Amendment shall prevail.

[Signature Page Follows]

THE PARTIES TO THIS AMENDMENT HAVE READ THE FOREGOING AMENDMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AMENDMENT ON THE DATES SHOWN BELOW.

EXECUTIVE

Dated: November 6, 2012	By:	/s/ DARREN RICHARDSON
Darren Richardson

MAD CATZ, INC.

Dated: November 6, 2012	By:	/s/ ALLYSON EVANS
	Name:	Allyson Evans
	Title:	Chief Financisl Officer

MAD CATZ INTERACTIVE, INC.

Dated: November 6, 2012	By:	/s/ ALLYSON EVANS
	Name:	Allyson Evans
	Title:	Chief Financisl Officer

2